UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2015

COLLECTORS UNIVERSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27887	33-0846191
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1921 E. Alton Avenue, Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 567-1234

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On August 27, 2015, Collectors Universe, Inc. (the “Company”) issued a press release announcing its consolidated financial results for its fourth quarter and fiscal year 2015, which ended on June 30, 2015. A copy of that press release is attached as Exhibit 99.1, and by this reference is incorporated into, this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure

On August 27, 2015 the Company issued a press release announcing the launch of its Collectibles Aggregation Service, Collectors.com. A copy of that press release is attached as Exhibit 99.2, and by this reference is incorporated into, this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, information in Item 2.02 and Item 7.01 of this Report, and Exhibits  99.1 and 99.2 hereto, are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information or such Exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”).

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description

99.1	Press release issued August 27, 2015 by the Company, Inc. announcing its consolidated financial results for its fourth quarter and fiscal year ended June 30, 2015.

99.2	Press release issued August 27, 2015 by the Company announcing the launch of its Collectibles Aggregator Service, Collectors.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLECTORS UNIVERSE, INC.

Dated: September 1, 2015	By:	/s/ JOSEPH J. WALLACE

Joseph J. Wallace, Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued on August 27, 2015 by the Company announcing its consolidated financial results for its fiscal 2015 fourth quarter and fiscal year ended June 30, 2015.

99.2	Press release issued August 27, 2015 by the Company announcing the launch of its Collectibles Aggregator Service, Collectors.com.

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